UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                          Date of Report:  June 4, 2003
                           Commission File No. 1-8497

                             CALYPSO WIRELESS, INC.
                             ----------------------
                    (Name of business issuer in its charter)


           Delaware                                    13-567924
           --------                                    ---------
  (State or jurisdiction of                        (I.R.S. Employer
incorporation or organization)                    Identification No.)

                             5979 N. W. 151st Street
                           Miami Lakes, Florida 33014
                                  305-828-1483
        (Address, including zip code and telephone number, including area code, of registrant's executive offices)


ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

Effective October 4, 2002, Kleer-Vu Industries, Inc., a Delaware Corporation received all of the outstanding shares of capital stock of Calypso Wireless, Inc., a privately held Florida Corporation and it's wholly-owned subsidiary, Industria de Telecomunicaciones Americanas ATEL, S. A. (American Telecom Industries ATEL, S. A.) a Republic of Costa Rica Corporation, in exchange for 90,000,000 shares of common stock of Kleer-Vu Industries, Inc. Kleer-Vu Industries, Inc. named was subsequently changed to Calypso Wireless, Inc.

ITEM 7.  Financial  Statements  and  Exhibits

     a. Historical Financial Statements of Business Acquired (Calypso Wireless, Inc. and Subsidiary) for 2001 and 2000.

     b.   Proforma  Financial  Information

          1.   Proforma Consolidated Balance Sheet - September 30, 2002
          2. Proforma Consolidated Statement of Operations - Year ended December 31, 2001
          3. Proforma Consolidated Statement of Operations - Nine months ended September 30, 2002
          4.   Note to Unaudited Proforma Consolidated Financial Statements

    AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF CALYPSO WIRELESS, INC. AND
                          SUBSIDIARY FOR 2001 AND 2000


                             CALYPSO WIRELESS, INC.
              UNAUDITED PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

Effective October 4, 2002, Kleer-Vu Industries, Inc. acquired Calypso Wireless, Inc. by issuing 90,000,000 shares of its restricted common stock for all of the outstanding stock of Calypso Wireless, Inc. The acquisition for accounted for using the purchase method of accounting.

The following unaudited proforma consolidated statements of operations for the nine months ended September 30, 2002 and for the year ended December 31, 2001, assumes the acquisition of Calypso Wireless, Inc. had occurred on January 1, 2001 and include the historical unaudited consolidated statements of operations for the Registrant for the year ended December 31, 2001 and nine months ended September 30, 2002, adjusted for the proforma effects of the acquisition.

The audited proforma consolidated statements are not necessarily indicative of the results of operations that would actually have occurred if the transactions had been consummated as of January 1, 2001. These statements should be read in conjunction with the historical financial statements and related notes thereto of the Registrant, in its annual report on Form 10-KSB and Calypso Wireless, Inc. financial statements included herein.


              UNAUDITED PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

                                                      CALYPSO WIRELESS, INC.

                                           UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET

                                                        September 31, 2002


                                                               CALYPSO
                                                            WIRELESS, INC.         CALYPSO
                                                              (FORMERLY         WIRELESS, INC.
                                                               KLEER-VU              AND
                                                           INDUSTRIES, INC.)      SUBSIDIARY        PROFORMA          PROFORMA
                         Assets                                   (A)                (B)           ADJUSTMENTS      CONSOLIDATED
                         ------                            ------------------  ----------------  ---------------  ----------------
Current assets:
  Cash                                                     $               -   $         9,239   $                $         9,239
  Inventories                                                              -           357,970                            357,970
                                                           ------------------  ----------------  ---------------  ----------------
      Total current assets                                                 -           367,209                -           367,209
                                                           ------------------  ----------------  ---------------  ----------------

Property and equipment, net of accumulated
  depreciation and amortization                                            -         4,119,312                          4,119,312

Investment in consolidated subsidiary                              7,309,967                 -       (7,309,967)                -
Patent                                                                     -           105,857                            105,857
Product development costs                                                  -         3,941,251                          3,941,251
Other assets                                                               -            46,911                             46,911
                                                           ------------------  ----------------  ---------------  ----------------
      Total assets                                         $       7,309,967   $     8,580,540   $   (7,309,967)  $     8,580,540
                                                           ==================  ================  ===============  ================

             Liabilities and Stockholders' Equity
             ------------------------------------

Current liabilities:
  Accounts payable and accrued expenses                                3,838           200,370                            204,208
  Accrued interest payable                                                 -           118,561                            118,561
  Loans payable to related parties                                         -           433,947                            433,947
                                                           ------------------  ----------------  ---------------  ----------------
      Total current liabilities                                        3,838           752,878                -           756,716
Long-term debt                                                             -           517,695                            517,695
                                                           ------------------  ----------------  ---------------  ----------------
      Total liabilities                                                3,838         1,270,573                -         1,274,411
                                                           ------------------  ----------------  ---------------  ----------------

Stockholders' equity:
  Common stock, $.0001 par value.  Authorized 200,000,000
    shares: 90,136,251 shares issued and outstanding at
    December 31, 2002                                                 96,136            30,227          (30,227)           96,136
  Additional paid-in capital                                      25,143,456        10,324,287      (10,324,287)       25,143,456
  Deficit accumulated during the development stage               (17,933,463)       (3,044,547)       3,044,547       (17,933,463)
                                                           ------------------  ----------------  ---------------  ----------------
      Total stockholders' equity                                   7,306,129         7,309,967       (7,309,967)        7,306,129

      Total liabilities and stockholders' equity           $       7,309,967   $     8,580,540   $   (7,309,967)  $     8,580,540
                                                           ==================  ================  ===============  ================

See accompanying notes to unaudited proforma consolidated financial statements.


     (A)     Public company, named subsequently changed

     (B)     Private company acquired

                                               CALYPSO WIRELESS, INC.

                              UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                            Year ended December 31, 2001



                                                     CALYPSO
                                                  WIRELESS, INC.        CALYPSO
                                                    (FORMERLY        WIRELESS, INC.
                                                     KLEER-VU             AND
                                                INDUSTRIES, INC.)      SUBSIDIARY       PROFORMA       PROFORMA
                                                       (A)                (B)         ADJUSTMENTS    CONSOLIDATED
                                                ------------------  ----------------  ------------  --------------
Revenues                                        $                -  $             -   $             $           -
Cost of goods sold                                               -                -                             -
                                                ------------------  ----------------  ------------  --------------
     Gross profit                                                -                -              -              -

Operating expenses:
  General and administrative                                     -          416,460                       416,460
  Interest                                                       -           51,770                        51,770
  Depreciation                                                   -            1,674                         1,674
                                                ------------------  ----------------  ------------  --------------
     Total operating expenses                                    -          469,904              -        469,904
                                                ------------------  ----------------  ------------  --------------

     Net loss from operations before provision
         income taxes                                            -         (469,904)             -       (469,904)

Provision for income taxes                                       -                -              -              -
                                                ------------------  ----------------  ------------  --------------
     Net loss from operations                   $                -  $      (469,904)  $          -  $    (469,904)
                                                ==================  ================  ============  ==============

See accompanying notes to unaudited proforma consolidated financial statements.



     (A)     Public company, named subsequently changed

     (B)     Private company acquired

                                           CALYPSO WIRELESS, INC.

                          UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                    Nine months ended September 30, 2002


                                                     CALYPSO
                                                 WIRELESS, INC.      CALYPSO
                                                   (FORMERLY      WIRELESS, INC.
                                                    KLEER-VU           AND
                                                INDUSTRIES, INC.)  SUBSIDIARY    PROFORMA      PROFORMA
                                                       (A)             (B)      ADJUSTMENTS  CONSOLIDATED
                                                -----------------  -----------  -----------  -------------
Revenues                                        $               -  $        -   $         -  $          -
Cost of goods sold                                              -           -                           -
                                                -----------------  -----------  -----------  -------------
         Gross profit                                           -           -             -             -

Operating expenses:
   General and administrative                                   -     332,271                     332,271
   Interest                                                     -      38,828                      38,828
   Depreciation                                                 -       1,255                       1,255
                                                -----------------  -----------  -----------  -------------
     Total operating expenses                                   -     372,354             -       372,354
                                                -----------------  -----------  -----------  -------------

     Net loss from operations before provision
       income taxes                                             -    (372,354)            -      (372,354)

Provision for income taxes                                      -           -             -             -
                                                -----------------  -----------  -----------  -------------
     Net loss from operations                   $               -  $ (372,354)  $         -  $   (372,354)
                                                =================  ===========  ===========  =============

See accompanying notes to unaudited proforma consolidated financial statements.


     (A)     Public company, named subsequently changed

     (B)     Private company acquired

          Notes to Unaudited Proforma Consolidated Financial Statements

(1)  Basis  of  Presentation

     The unaudited Proforma Consolidated Statement of Operations for the nine months ended September 30, 2002, included the unaudited historical results of operations for Kleer-Vu Industries, Inc. and Calypso Wireless, Inc. for the nine months ended September 30, 2002, adjusted for the proforma effects of the acquisition assuming the acquisition occurred on January 1, 2001.

     The unaudited Proforma Consolidated Statement of Operations for the year ended December 31, 2001, included the audited historical results of operations of Kleer-Vu Industries, Inc. and Calypso Wireless, Inc., and adjusted for the proforma effects of the acquisition assuming the acquisition occurred on January 1, 2001.

     The unaudited Proforma Balance Sheet at September 30, 2002, included the unaudited position of Kleer-Vu Industries, Inc. and Calypso Wireless, Inc. as of September 30, 2002, assuming the acquisition occurred on September 30, 2002, adjusted for the proforma effects of the acquisition.

          A) The capital accounts of Kleer-Vu Industries, Inc. has been adjusted as of September 30, 2002 to report the effects of the acquisition (issuance of 90,000,000 shares of common stock to shareholders of Calypso Wireless, Inc.), assuming the acquisition occurred on September 30, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


     Calypso  Wireless, Inc.                             Calypso Wireless, Inc.
By:  /s/ Carlos H. Mendoza                          By:  /s/ Winfred Fields
     ---------------------                               ------------------
     Chairman, President and Chief Executive Officer     Chief Financial Officer

                      CALYPSO WIRELESS, INC. AND SUBSIDIARY

                          (A Development Stage Company)

                                      INDEX




Independent Auditors' Reports

Consolidated Financial Statements:

     Balance Sheets - December 31, 2001 and 2000

     Statements of Operations - Years ended December 31, 2001 and 2000

     Statements of Stockholders' Equity - Years ended December 31, 2001 and 2000

     Statements of Cash Flows - Years ended December 31, 2001 and 2000

Notes to Consolidated Financial Statements

R. E. BASSIE & CO.
CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
                                         6776 Southwest Freeway, Suite 580
                                         Houston, Texas 77074-2115
                                         Tel: (713) 266-0691 Fax: (713) 266-0692
                                         E-Mail: Rebassie@aol.com




                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


The Board of Directors and Stockholders
Calypso  Wireless,  Inc.:

We have audited the consolidated balance sheets of Calypso Wireless, Inc. and subsidiary (a development company - the Company) as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Calypso Wireless, Inc. and subsidiary as of December 31, 2001 and 2000, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 10 to the consolidated financial statements, the Company is a development stage corporation with limited capital. Successful development and marketing of the Company's products and the procurement of additional financing is necessary for the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                   /s/  R. E. Bassie & Co.


Houston, Texas
May 19, 2003

                                 CALYPSO WIRELESS, INC. AND SUBSIDIARY
                                     (A Development Stage Company)

                                      CONSOLIDATED BALANCE SHEETS

                                       December 31, 2001 and 2000


                               Assets                                      2001              2000
                               ------                                ----------------  ----------------
Current assets:
  Cash                                                               $            70   $        53,218
  Inventories                                                                357,970           357,970
  Prepaid expenses                                                                 -            49,964
                                                                     ----------------  ----------------
      Total current assets                                                   358,040           461,152
                                                                     ----------------  ----------------

Property and equipment, net of accumulated
  depreciation and amortization                                            4,120,567         3,995,188

Patent                                                                        78,198            51,233
Product development costs                                                  3,929,356         2,750,514
Other assets                                                                  46,911            38,055
                                                                     ----------------  ----------------
      Total assets                                                   $     8,533,072   $     7,296,142
                                                                     ================  ================

                 Liabilities and Stockholders' Equity
                 ------------------------------------

Current liabilities:
  Accounts payable and accrued expenses                                      189,494           117,595
  Accrued interest payable                                                    79,733            28,452
  Loans payable to shareholders                                              383,847           495,900
                                                                     ----------------  ----------------
      Total current liabilities                                              653,074           641,947
Long-term debt                                                               517,695           517,695
                                                                     ----------------  ----------------
      Total liabilities                                                    1,170,769         1,159,642
                                                                     ----------------  ----------------

Stockholders' equity:
  Preferred stock, $.0001 par value.  Authorized 5,800,000 shares:
    none issued                                                                    -                 -
  Common stock, $.0001 par value.  Authorized 870,000,000 shares:
    302,853,645 shares issued and outstanding at December 31, 2001, and 294,876,834 shares issued and outstanding at
    December 31, 2000                                                         30,285            29,488
  Additional paid-in capital                                              11,090,239         9,395,329
  Deficit accumulated during the development stage                        (3,758,221)       (3,288,317)
                                                                     ----------------  ----------------
      Total stockholders' equity                                           7,362,303         6,136,500

Commitments and contingent liabilities
                                                                     ----------------  ----------------
      Total liabilities and stockholders' equity                     $     8,533,072   $     7,296,142
                                                                     ================  ================

See accompanying notes to consolidated financial statements.

                                           CALYPSO WIRELESS, INC. AND SUBSIDIARY
                                               (A Development Stage Company)

                                           CONSOLIDATED STATEMENTS OF OPERATIONS

                                          Years ended December 31, 2001 and 2000


                                                                                                      For the period
                                                                                                           from
                                                                                                       December 1,
                                                                                                           1997
                                                                                                         (date of
                                                                                                         inception)
                                                                                                          through
                                                                                                       December 31,
                                                             2001                   2000                    2001
                                                     ---------------------  ---------------------  ----------------------
Revenues                                             $                  -   $                  -   $                   -
Cost of goods sold                                                      -                      -                       -
                                                     ---------------------  ---------------------  ----------------------
     Gross profit                                                       -                      -                       -

Operating expenses:
   Research and development                                             -                      -               3,202,249
   General and administrative                                     416,460                 75,766                 492,226
   Interest                                                        51,770                  8,628                  60,398
   Depreciation                                                     1,674                  1,674                   3,348
                                                     ---------------------  ---------------------  ----------------------
     Total operating expenses                                     469,904                 86,068               3,758,221
                                                     ---------------------  ---------------------  ----------------------

     Net loss from operations before provision
       income taxes                                              (469,904)               (86,068)             (3,758,221)

Provision for income taxes                                              -                      -                       -
                                                     ---------------------  ---------------------  ----------------------
     Net loss from operations                        $           (469,904)  $            (86,068)  $          (3,758,221)
                                                     =====================  =====================  ======================


Net loss per common share - basic and diluted:


   Net loss applicable to common shareholders                      (0.00)                  (0.00)                  (0.02)
                                                     =====================  =====================  ======================

Weighted average common shares - basic and diluted            297,869,595             43,677,770             169,308,541
                                                     =====================  =====================  ======================

See accompanying notes to consolidated financial statements.

                                            CALYPSO WIRELESS, INC. AND SUBSIDIARY
                                                (A Development Stage Company)

                                       CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                           Years ended December  31, 2001 and 2000

                                                                                           Deficit
                                                                                         accumulated
                                                                       Additional         during the           Total
                                                  Common Stock           paid-in         development        stockholders'
                                              shares       amount        capital            stage              equity
                                            -----------  -----------  --------------  -----------------  -------------------
Balance, December 1, 1997                             -  $         -  $            -  $              -   $                -


   Proceeds from the sale of common shares  290,000,000       29,000       9,145,717                 -            9,174,717


   Net loss                                           -            -               -        (3,202,249)          (3,202,249)

                                            -----------  -----------  --------------  -----------------  -------------------
Balance, December 31, 1999                  290,000,000       29,000       9,145,717        (3,202,249)           5,972,468


   Proceeds from the sale of common shares    4,876,834          488         249,612                 -              250,100


   Net loss                                           -            -               -           (86,068)             (86,068)

                                            -----------  -----------  --------------  -----------------  -------------------
Balance, December 31, 2000                  294,876,834       29,488       9,395,329        (3,288,317)           6,136,500


   Issuance of common shares for services     5,856,000          585         585,015                 -              585,600


   Proceeds from the sale of common shares    2,120,811          212       1,109,895                 -            1,110,107


   Net loss                                           -            -               -          (469,904)            (469,904)

                                            -----------  -----------  --------------  -----------------  -------------------
Balance, December 31, 2001                  302,853,645  $    30,285  $   11,090,239  $     (3,758,221)  $        7,362,303
                                            ===========  ===========  ==============  =================  ===================

See accompanying notes to consolidated financial statements.

                                         CALYPSO WIRELESS, INC. AND SUBSIDIARY
                                             (A Development Stage Company)

                                         CONSOLIDATED STATEMENTS OF CASH FLOWS

                                        Years ended December 31, 2001 and 2000

                                                                                                    For the period
                                                                                                         from
                                                                                                      December 1,
                                                                                                         1997
                                                                                                       (date of
                                                                                                       inception)
                                                                                                        through
                                                                                                      December 31,
                                                                  2001               2000                2001
                                                          --------------------  ---------------  ---------------------
Cash flows from operating activities:
   Net loss                                               $          (469,904)  $      (86,068)  $         (3,758,221)
   Adjustments to reconcile net loss to net cash
     used in operating activities:
       Depreciation and amortization                                    1,674            1,674                  3,348
       Common stock issued for services                               585,600                -                585,600
       (Increase) decrease in operating assets:
         Inventories                                                        -                -               (357,970)
         Prepaid expenses                                              49,964           (2,819)                     -
         Patent                                                       (26,965)         (12,120)               (78,198)
         Production development costs                              (1,178,842)        (950,344)            (3,929,356)
         Other assets                                                  (8,856)          60,100                (46,911)
       Increase (decrease) in operating liabilities:
         Accounts payable and accrued expenses                         71,899          (12,078)               189,494
         Accrued interest payable                                      51,281           28,452                 79,733
                                                          --------------------  ---------------  ---------------------
           Net cash used in operating activities                     (924,149)        (973,203)            (7,312,481)
                                                          --------------------  ---------------  ---------------------

Cash flows from investing activities:
   Capital expenditures for property and equipment                   (127,053)         (47,051)            (4,123,915)
                                                          --------------------  ---------------  ---------------------
           Net cash used in investing activities                     (127,053)         (47,051)            (4,123,915)
                                                          --------------------  ---------------  ---------------------

Cash flows from financing activities:
   Proceeds from issuance of stock                                  1,110,107          250,100             10,534,924
   Proceeds from long-term debt                                             -          294,150                517,695
   Net borrowings (repayment) of loans from shareholders             (112,053)         495,900                383,847
                                                          --------------------  ---------------  ---------------------
           Net cash provided by financing activities                  998,054        1,040,150             11,436,466
                                                          --------------------  ---------------  ---------------------

           Net increase (decrease) in cash                            (53,148)          19,896                     70

Cash at beginning of year                                              53,218           33,322                      -
                                                          --------------------  ---------------  ---------------------
Cash at end of year                                       $                70   $       53,218   $                 70
                                                          ====================  ===============  =====================

See accompanying notes to consolidated financial statements.

                      CALYPSO WIRELESS, INC. AND SUBSIDIARY
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           December 31, 2001 and 2000


(1)  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

     ORGANIZATION,  OWNERSHIP  AND  BUSINESS

     Calypso Wireless, Inc. (the "Company or Calypso") was incorporated in the State of Florida in 1998, and has not started operations. It's wholly-owned subsidiary, Industria de Telecomunicaciones Americanas ATEL, S.A. (American Telecom Industries ATEL, S.A.) was incorporated in 1997 under the Laws of the Republic of Costa Rica. The Company operates as a holding company with one wholly owned subsidiary.

     Calypso Wireless, Inc. is a development stage company engaged in the development and supplying of cellular phones and telecommunications infrastructure software. The Company's core business focuses on the development of smart cellular phones and wireless devices, which through Calypso's ASNAP(TM) unique switching technology provides greater bandwidth seamlessly integrate the existing cellular networks and Internet IP-based telecommunications networks without having to replace the existing infrastructure.

     During 2001, the Company subsidiary relocated its machinery and equipment from facilities leased in Costa Rica to a plant owned by Selectron, S.A., which is domiciled in Nicaragua, Central America. In July 2002, the
     Company's subsidiary negotiated a contract manufacturing agreement with Selectron, S.A. to manufacture products developed by the Company.

     The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, American Telecom Industries ATEL, S.A. All significant intercompany transactions and balances have been eliminated in consolidation.

     ACCOUNTS  RECEIVABLE

     Accounts receivable consist primarily of trade receivables, net of a valuation allowance for doubtful accounts.

     INVENTORIES

     Inventories are valued at the lower-of-cost or market on a first-in, first-out basis.

     INVESTMENT  SECURITIES

     The Company accounts for its investments in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Management determines the appropriate classification of its investments in marketable securities at the time of purchase and reevaluates such determination at each balance sheet date. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities. Debt securities for which the Company does not have the intent or ability to hold to maturity and equity securities not classified as trading securities are classified as available-for-sale. The cost of investments sold is

                      CALYPSO WIRELESS, INC. AND SUBSIDIARY
                          (A Development Stage Company)

                   Notes to Consolidated Financial Statements

                           December 31, 2001 and 2000


     determined on the specific identification or the first-in, first-out method. Trading securities are reported at fair value with unrealized gains and losses recognized in earnings, and available-for-sale securities are also reported at fair value but unrealized gains and losses are shown in the caption "unrealized gains (losses) on shares available-for-sale" included in stockholders' equity. Management determines fair value of its investments based on quoted market prices at each balance sheet date.

     PROPERTY,  EQUIPMENT  AND  DEPRECIATION

     Property and equipment are recorded at cost less accumulated depreciation. Upon retirement or sale, the cost of the assets disposed of and the related accumulated depreciation are removed from the accounts, with any resultant gain or loss being recognized as a component of other income or expense. Depreciation is computed over the estimated useful lives of the assets (5-20 years) using the straight-line method for financial reporting purposes and accelerated methods for income tax purposes. Maintenance and repairs are charged to operations as incurred.

     INTANGIBLE  ASSETS

     SFAS No. 142 eliminates the amortization of goodwill, and requires annual impairment testing of goodwill and introduces the concept of indefinite life intangible assets. The Company adopted SFAS No. 142 effective January 1, 2002. Patents will be amortized over a straight-line basis over 5 to 17 years, with the balance evaluated for recoverability at each balance sheet date. Capitalized product development costs will be amortized on a product-by-product basis, with the costs evaluated for recoverability at each balance sheet date.

     IMPAIRMENT  OF  LONG-LIVED  ASSETS

     Realization of long-lived assets, including goodwill, is periodically assessed by the management of the Company. Accordingly, in the event that facts and circumstances indicate that property and equipment, and intangible or other assets may be impaired, an evaluation of recoverability would be performed. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset are compared to the asset's carrying amount to determine if a write-down to market value is necessary. In management's opinion, there is no impairment of such assets at December 31, 2001.

     REVENUE  RECOGNITION

     The Company recognizes revenue at the time of shipment of product to its customers or completion of services provided.

     INCOME  TAXES

     The Company is a taxable entity and recognizes deferred tax assets and liabilities for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and

                      CALYPSO WIRELESS, INC. AND SUBSIDIARY
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           December 31, 2001 and 2000


     liabilities are measured using enacted tax rates expected to be in effect when the temporary differences reverse. The effect on the deferred tax assets and liabilities of a change in tax rates is recognized in income in the year that includes the enactment date of the rate change. A valuation allowance is used to reduce deferred tax assets to the amount that is more likely than not to be realized.

     ADVERTISING  COSTS

     The cost of advertising is expensed as incurred.

     MANAGEMENT'S ESTIMATES AND ASSUMPTIONS

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses. Actual results could differ from these estimates.

     STOCK-BASED  COMPENSATION

     The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", and related Interpretations and to elect the disclosure option of SFAS No. 123, "Accounting for Stock-Based Compensation". Accordingly, compensation cost for stock options issued to employees is measured as the excess, if any, of the quoted market price of the Company's stock at the date of the grant over the amount an employee must pay to acquire the stock.

     FAIR VALUE OF FINANCIAL INSTRUMENTS

     The Company estimates the fair value of its financial instruments using available market information and appropriate valuation methodologies. However, considerable judgment is required in interpreting market data to develop the estimates of fair value. Accordingly, the Company estimates of fair value are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumption and/or estimation methodologies may have a material effect on the estimated fair value amounts. The interest rates payable by the Company on its notes payable approximate market rates. The Company believes that the fair value of its financial instruments comprising accounts receivable, notes receivable, accounts payable, and notes payable approximate their carrying amounts.

     NEW  STANDARDS  IMPLEMENTED

     In July 2001, the FASB issued SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Intangible Assets." SFAS No. 141 requires the use of the purchase method of accounting for business combinations and prohibits the use of the pooling of interests method. Under the previous

                      CALYPSO WIRELESS, INC. AND SUBSIDIARY
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           December 31, 2001 and 2000


     rules, the company used the purchase method of accounting. SFAS No. 141 also refines the definition of intangible assets acquired in a purchase business combination. As a result, the purchase price allocation of future business combinations may be different than the allocation that would have resulted under the old rules. Business combinations must be accounted for using SFAS No. 141 beginning on July 1, 2001.

     SFAS No. 142 eliminates the amortization of goodwill, requires annual impairment testing of goodwill and introduces the concept of indefinite life intangible assets. It was adopted on January 1, 2002. The new rules also prohibit the amortization of goodwill associated with business combinations that close after June 30, 2001.

     These new requirements will impact future period net income by an amount equal to the discontinued goodwill amortization offset by goodwill impairment charges, if any, and adjusted for any differences between the old and new rules for defining intangible assets on future business combinations. An initial impairment test was performed in 2002. The company completed its impairment test and determined that its goodwill is not impaired.

     In  August  2001,  the  FASB  issued  SFAS  No.  143, "Accounting for Asset
     Retirement Obligations." SFAS No. 143 provides accounting and reporting guidance for legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction or normal operation of a long-lived asset. The standard is effective January 1, 2003. The company is reviewing the provisions of this standard. Its adoption is not expected to have a material effect on the financial statements.

     In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 addresses significant issues relating to the implementation of SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," and develops a single accounting model, based on the framework established in SFAS No. 121 for long-lived assets to be disposed of by sale, whether such assets are or are not deemed to be a business. SFAS No. 144 also modifies the accounting and disclosure rules for discontinued operations. The standard was adopted on January 1, 2002, and is not expected to have a material effect on the financial statements except that any future discontinued operations may be presented in the financial statements differently under the new rules as compared to the old rules.

(2)  ACQUISITION

     Effective November 8, 2000, Calypso Wireless, Inc. issued 289,997,100 shares of its common stock in exchange for all of the outstanding capital stock of American Telecom Industries ATEL, S.A. Calypso and American Telecom Industries ATEL, S.A. are entities under common control; therefore, the combination was treated similar to a pooling of interest, with the consolidated financial statements of the Company adjusted to reflect the combination as if it took place at the inception of the Company. The Company is a development stage company and separate financial statements of the Company have never been issued; therefore, restatement of prior periods or showing pro-forma results is not considered applicable.

                      CALYPSO WIRELESS, INC. AND SUBSIDIARY
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           December 31, 2001 and 2000


(3)  INVENTORIES

     Inventories consisted of raw materials at December 31, 2001 and 2000, and were located at the Selectron, S.A. plant in Managua, Nicaragua.

(4)  PROPERTY  AND  EQUIPMENT

     Major classes of property and equipment together with their estimated useful lives, consisted of the following:

                                                 December 31
                                       --------------------------------
                                Years       2001             2000
                                -----  ---------------  ---------------
Machinery and equipment          5-15  $    3,374,665   $    3,191,747
Laboratory equipment             5-15         715,778          715,778
Leasehold improvements            5                 -           55,865
Office furniture and equipment    5            33,472           33,472
                                       ---------------  ---------------
                                            4,123,915        3,996,862
Less accumulated depreciation               (   3,348)       (   1,674)
                                       ---------------  ---------------
Net property and equipment             $    4,120,567   $    3,995,188
                                       ===============  ===============

     The machinery and equipment for production of the products have not been place in service; therefore, depreciation in being computed on the office future and equipment only

(5)  PRODUCT  DEVELOPMENT  COSTS

     Product development costs represents capitalized costs incurred in the development of the cellular phones and telecommunications infrastructure software. The Company began capitalizing this cost once technological feasibility had been established during the first quarter of 1999. All costs incurred prior to establishment of technological feasibility were expensed as research and development expenses. The Company will begin amortizing this cost once the products are available for general release to customers.

(6)  LONG-TERM  DEBT

     Long-term debt represents a revolving line of credit agreement with a financial institution which allows the Company to borrow up to $1,500,000 through December .31, 2003. The note bears interest at 10% per annum, with principal and accrued interest due at December 31, 2003. The note is secured by a person guarantee of the Company's Chief Executive Officer.

(7)  CAPITAL  STOCK

     The Company is authorized to issue up to 5,800,000 shares of Preferred Stock, $.0001 par value per share of which none are presently outstanding. The Preferred Stock may be issued in one or more series, the terms of which may be determined at the time of issuance by the Board of Directors,

                      CALYPSO WIRELESS, INC. AND SUBSIDIARY
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           December 31, 2001 and 2000


     without further action by stockholders, and may include voting rights (including the right to vote as a series on particular matters), preferences as to dividends and liquidation, conversion, redemption rights and sinking fund provisions. The Company has no present plans for the issuance of Preferred Stock.

     The Company is authorized to issue up to 870,000,000 shares of Common Stock, of which 302,853,645 were issued and outstanding as of December 31, 2001.

(8)  INCOME  TAXES

     A reconciliation of income taxes at the federal statutory rate to amounts provided for the years ended December 31, are as follows:

                                                          December 31
                                                      -------------------
                                                        2001       2000
                                                      ---------  --------
Tax expense/(benefit) computed at statutory rate for  (159,767)  (29,263)
   continuing operations
Tax (benefit) of operating loss carryforwards          159,767    29,263
                                                      ---------  --------
Tax expense/(benefit) for continuing operations              -         -
                                                      =========  ========

     The Company has current net operating loss carryforwards in excess of $1,227,000 as of December 31, 2001, to offset future taxable income, which expire 2020.

     Deferred taxes are determined based on the temporary differences between the financial statement and income tax bases of assets and liabilities as measured by the enacted tax rates, which will be in effect when these differences reverse. The components of deferred income tax assets are as follows:

                                                        December 31
                                                  -----------------------
                                                     2001         2000
                                                  -----------  ----------
Deferred tax assets:
Net operating loss                                1,277,795    1,118,028
                                                 -----------  -----------
Total deferred tax asset                          1,277,795    1,118,028

Valuation allowance                              (1,277,795)  (1,118,028)
                                                 -----------  -----------
Net deferred asset                                        -            -
                                                 ===========  ===========

     At December 31, 2001, the Company provided a 100% valuation allowance for the deferred tax asset because given the volatility of the current economic climate, it could not be determined whether it was more likely than not that the deferred tax asset/(liability) would be realized.

(9)  LEASE  AGREEMENTS

     In July 2002, American Telecom Industries ATEL, S.A. negotiated a contract manufacturing agreement with Selectron, S.A. Significant terms of the agreement are as follows:

                      CALYPSO WIRELESS, INC. AND SUBSIDIARY
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           December 31, 2001 and 2000


          - The agreement is effective for five years, and may be renewed by mutual agreement of the parties.

          -    Once the products manufacturing process has commenced, Selectron,
               S. A. shall pay monthly rent in the amount of $10,000 for the use of machinery. Payments will take into consideration credits applied to the amount invoiced by Selectron, S. A. for assembly.

          - The Selectron, S. A. is required to provide adequate and regular maintenance to leased machinery and equipment and to make payments or apply credits to the lessor in a timely manner.

     The Company leases office space under a noncancellable-operating lease, which expires in August 2003. Future minimum lease under this operating lease is as follows:

            Year
         December 31,                                     Amount
         ------------                                     ------

             2001                                        $  28,961
             2002                                           19,307
                                                            ------
                      Total                              $  48,268
                                                            ======

(10) GOING  CONCERN

     The Company is a development stage corporation with limited capital. Successful development and marketing of the Company's products and the procurement of additional financing is necessary for the Company to continue as a going concern.

     In view of these matters, realization of a major portion of the assets in the accompanying consolidated balance sheet is dependent upon continued operations of the Company. Management believes that actions presently being taken to obtain additional equity financing will provide the opportunity to continue as a going concern.